SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 17, 2004
                              ---------------------
                Date of Report (Date of earliest event reported)


                               Salmon Express, Inc.
                               --------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


      333-111996                                       98-0228169
(Commission  File  Number)                          (IRS  Employer
                                                  Identification  No.)


              6604 Topaz Drive, Vernon, BC, Canada, V1H 1N8
              ---------------------------------------------
         (address  of  principal  executive offices)(Zip  Code)


                              (250) 558-0991
                              --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report.)

Item  4.01  Changes  in  Registrant's  Certifying  Accountant.

As of September 17, 2004, the auditor-client relationship between the Registrant and Weinberg & Company, P.A. ("Weinberg"), of 1875 Century Park East, Suite 600, Los Angeles, CA, 90067, had been terminated by the Registrant. The termination was approved by the board of directors of the Registrant at a Board meeting held on the morning of September 17, 2004. The Registrant does not have an audit or similar committee. Weinberg audited the Company's financial statements as of November 30, 2003 and the related statements of operations, stockholders' equity and cash flows for the period from February 20, 2003 (inception) through November 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; however, the report for the fiscal year ended June 30, 2002 contained a modification paragraph that expressed substantial doubt about the Company's ability to continue as a going concern.

During the period ended November 30, 2003 and the subsequent interim period, there were no disagreements with Weinberg on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Weinberg with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Weinberg's letter is attached hereto as an exhibit to this document.

Prior to Weinberg being retained as the independent accountant for the Company, neither the Company, nor anyone on its behalf, consulted with Weinberg regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined at Item 304(a)(1)(iv) or a reportable event as defined at Item 304 (a)(1)(v) of Regulation S-K.

As of September 17, 2004, the Registrant engaged MORGAN & COMPANY of Vancouver, British Columbia, Canada, as the independent accountant for the Registrant to audit the Registrant's financial statements. Prior to engaging the new accountant, neither the Registrant nor any one on the Registrant's behalf consulted with the new accountant on any matter except to ascertain whether the accountant had the time and resources to accept the Registrant as a new client. The Registrant has obtained the review by the new accountant of this disclosure and has attached a letter from the new accountant as exhibit 16.2.

Item  7.  Exhibits.

Exhibits.

16.1 Letter re change in certifying accountant from WEINBERG & COMPANY, P.A.
16.2     Letter  re  change  in  certifying  accountant  from  MORGAN & COMPANY.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SALMON  EXPRESS,  INC.



                                By:  /s/ Pete Smith
                                     ------------------------------
                                     Pete  Smith
Date:  September  22,  2004          President